                                  Exhibit 32.2

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lakefield  Ventures  Inc. (the

"Company") on Form 10-QSB for the period  ended December 31, 2004 as filed with the

Securities and Exchange  Commission  on the date  hereof (the  "Report"),  the undersigned,  in the  capacities  and  on  the  dates  indicated  below,  hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     1.  The Report fully complies with the requirements of Section 13(a) or

         15(d) of the Securities Exchange Act of 1934; and

     2.  The information contained in the  Report  fairly  presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 21, 2006

/s/ Richard Bachman

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Richard Bachman

President, Secretary, Treasurer

and Director

(Principal Accounting and Executive Officer)